PennantPark Floating Rate Capital Ltd. Announces Financial Results for the Quarter Ended June 30, 2012

NEW YORK, NY -- (Marketwire - August 09, 2012) - PennantPark Floating Rate Capital Ltd. (NASDAQ: PFLT) announced today financial results for its third fiscal quarter ended June 30, 2012.

HIGHLIGHTS

Quarter Ended June 30, 2012
($ in millions, except per share amounts)

Assets and Liabilities:
  Investment portfolio                                   $   155.0
  Net assets                                             $    95.5
  Net asset value per share                              $   13.94
  Credit Facility (cost $54.4)                           $    54.1

Yield on debt investments at quarter-end                       8.6%
Operating Results:
  Net investment income                                  $     1.8
  Net investment income per share                        $    0.27
  Distributions declared per share                       $   0.235

Portfolio Activity:
  Purchases of investments                               $    27.7
  Sales and repayments of investments                    $    15.4

  Number of new portfolio companies invested                    11
  Number of existing portfolio companies invested                2
  Number of portfolio companies at quarter-end                  58

CONFERENCE CALL AT 10:00 A.M. ET ON AUGUST 10, 2012

PennantPark Floating Rate Capital Ltd. ("we," "our," "us" or "Company") will host a conference call at 10:00 a.m. (Eastern Time) on Friday, August 10, 2012 to discuss its quarterly financial results. All interested parties are welcome to participate. You can access the conference call by dialing (888) 503-8171 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-2456. All callers should reference PennantPark Floating Rate Capital Ltd. An archived replay of the call will be available through August 24, 2012 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #6044905.

PORTFOLIO AND INVESTMENT ACTIVITY

As of June 30, 2012, our portfolio totaled $155.0 million and consisted of $136.8 million of senior secured loans, $7.1 million of second lien secured debt and $11.1 million of subordinated debt, preferred and common equity investments. Our portfolio consisted of 86% floating rate investments (including 82% with a London Interbank Offered Rate, LIBOR, or prime floor) and 14% fixed-rate investments. Overall, the portfolio had net unrealized depreciation of less than $1.7 million. Our portfolio consisted of 58 companies with an average investment size of $2.7 million, had a weighted average yield on debt investments of 8.6% and was invested 88% in senior secured loans, 5% in second lien secured debt and 7% in subordinated debt, preferred and common equity investments.

As of September 30, 2011, our portfolio totaled $110.7 million and consisted of $94.3 million of senior secured loans, $9.3 million of second lien secured debt and $7.1 million of subordinated debt, preferred and common equity investments. Our portfolio consisted of 84% floating rate investments (including 78% with a LIBOR or prime floor) and 16% fixed-rate investments. Overall, the portfolio had net unrealized depreciation of $4.1 million. Our overall portfolio consisted of 38 companies with an average investment size of $2.9 million, had a weighted average yield on debt investments of 8.0% and was invested 85% in senior secured loans, 9% in second lien secured debt and 6% in subordinated debt, and preferred and common equity investments.

For the three months ended June 30, 2012, we invested $27.7 million in 11 new and two existing portfolio companies with a weighted average yield on debt investments of 9.3%. Sales and repayments of investments totaled $15.4 million for the same period. For the nine months ended June 30, 2012, we invested $99.9 million in 36 new and four existing portfolio companies with a weighted average yield on debt investments of 9.2%. Sales and repayments of investments totaled $57.0 million for the same period. For the period from March 4, 2011 (Commencement of Operations) to June 30, 2011, we invested $114.8 million in 38 new companies with a weighted average yield on debt investments of 7.5%. Sales and repayments of investments for the period from March 4, 2011 (Commencement of Operations) to June 30, 2011 totaled $27.8 million.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three and nine months ended June 30, 2012 and the period from March 4, 2011 (Commencement of Operations) to June 30, 2011.

Investment Income

Investment income for the three and nine months ended June 30, 2012 was $3.2 million and $8.6 million, respectively, and was primarily attributable to $2.7 million and $7.0 million from senior secured loans, $0.2 million and $0.8 million from second lien secured debt investments and $0.3 million and $0.8 million from subordinated debt investments, respectively. Investment income for the period from March 4, 2011 (Commencement of Operations) to June 30, 2011 was $0.9 million and was primarily attributable to senior secured loans.

Expenses

Expenses for the three and nine months ended June 30, 2012 totaled $1.4 million and $3.8 million, respectively. Base management fees for the same period totaled $0.4 million and $1.1 million, performance-based incentive fees totaled $(0.1) million and $0.1 million, our senior secured revolving credit facility, or the Credit Facility, expenses totaled $0.7 million and $1.3 million (including $0.3 million of non-recurring expenses) and general and administrative expenses totaled $0.4 million and $1.4 million, respectively. Expenses for the period from March 4, 2011 (Commencement of Operations) to June 30, 2011, totaled $1.8 million. Base management fee for the same period totaled $0.1 million, performance-based incentive fees totaled $0.1 million (none of which is currently payable), debt issuance costs (non-recurring) totaled $1.3 million, and general and administrative expenses totaled $0.3 million.

Net Investment Income

Net investment income totaled $1.8 million and $4.8 million, or $0.27 and $0.70 per share, for the three and nine months ended June 30, 2012, respectively. Net investment loss totaled $0.9 million, or $0.13 per share, for the period from March 4, 2011 (Commencement of Operations) to June 30, 2011.

Net Realized Gains or Losses

Sales and repayments of investments for the three and nine months ended June 30, 2012 totaled $15.4 million and $57.0 million and realized gains totaled $0.2 million and $0.6 million, respectively, due to sales and repayments of our debt investments. Sales and repayments of investments for the period from March 4, 2011 (Commencement of Operations) to June 30, 2011 totaled $27.8 million and realized gains totaled $0.3 million due to sales of debt investments.

Unrealized Appreciation or Depreciation on Investments and Credit Facility

For the three and nine months ended June 30, 2012, we reported unrealized (depreciation) appreciation on investments of $(1.7) million and $2.4 million, respectively. As of June 30, 2012 and September 30, 2011, net unrealized depreciation on investments totaled $1.7 million and $4.1 million, respectively. For the period from March 4, 2011 (Commencement of Operations) to June 30, 2011, our investments had net unrealized depreciation of approximately $0.1 million.

For the three and nine months ended June 30, 2012, our long-term Credit Facility had a change in unrealized depreciation of less than $0.1 million and $0.3 million, respectively. As of June 30, 2012 and September 30, 2011, net unrealized depreciation on our long-term Credit Facility totaled $0.3 million and zero, respectively.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $0.4 million and $8.0 million, or $0.06 and $1.17 per share, for the three and nine months ended June 30, 2012, respectively. Net decrease in net assets resulting from operations totaled $0.7 million, or $0.10 per share, for the period from March 4, 2011 (Commencement of Operations) to June 30, 2011. This increase in net assets from operations was due to the continued growth in net investment income as a result of growth in our portfolio.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived from our public offering, our Credit Facility and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our Credit Facility, the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

On June 30, 2012 and September 30, 2011, we had outstanding borrowings of $54.4 million and $24.7 million under our Credit Facility, with a weighted average interest rate of 2.72% and 2.53% excluding the 0.50% undrawn commitment fee, respectively.

Our operating activities used cash of $28.9 million for the nine months ended June 30, 2012 primarily due to investments and offset by repayments. Our financing activities provided cash of $25.2 million for the same period primarily due to net draws under the Credit Facility.

For the period March 4, 2011 (Commencement of Operations) to June 30, 2011, we generated operating cash flows primarily from interest earned on debt investments and dispositions of investments. Our primary use of funds from operations during the same period consisted of investments in portfolio companies, payments of fees, and other operating expenses we incurred. Our operating activities used cash of $86.9 million for the period March 4, 2011 (Commencement of Operations) to June 30, 2011, and our financing activities provided cash of $97.3 million for the same period, primarily from our common stock offering.

DISTRIBUTIONS

During the three and nine months ended June 30, 2012, we declared to stockholders distributions of $0.235 and $0.670 per share, respectively, for total distributions of $1.6 million and $4.6 million, respectively. For the period from March 4, 2011 (Commencement of Operations) to June 30, 2011, we declared distributions of $0.05 per share, for total distributions of $0.3 million. Distributions are paid from taxable earnings and may include a return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the Securities and Exchange Commission.

AVAILABLE INFORMATION

The Company makes available on its website its report on Form 10-Q filed with the Securities and Exchange Commission and stockholders may find the report on its website at www.pennantpark.com.

           PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

                                               June 30, 2012  September 30,
                                                 (unaudited)       2011
                                               -------------  -------------
Assets
Investments at fair value
  Non-controlled, non-affiliated investments,
   at fair value
  (cost--$156,728,980 and $114,829,621,
   respectively)                               $ 154,979,350  $ 110,724,241
Cash equivalents                                   3,328,639      6,987,450
Interest receivable                                1,022,489        732,695
Receivable for investments sold                            -      2,467,500
Prepaid expenses and other assets                    282,061        163,374
                                               -------------  -------------
    Total assets                                 159,612,539    121,075,260
                                               -------------  -------------
Liabilities
Distributions payable                                548,053        479,547
Payable for investments purchased                  8,230,000        990,000
Unfunded investments                                       -      2,323,250
Credit Facility payable (cost--$54,400,000 and
 $24,650,000, respectively)                       54,128,000     24,650,000
Interest payable on Credit Facility                  406,862        150,246
Management fee payable                               383,673        266,432
Performance-based incentive fees payable              18,074              -
Accrued other expenses                               398,070        143,680
                                               -------------  -------------
    Total liabilities                             64,112,732     29,003,155
                                               -------------  -------------
Net Assets
Common stock, 6,850,667 shares are issued and
 outstanding.
Par value $0.001 per share and 100,000,000
 shares authorized.                                    6,851          6,851
Paid-in capital in excess of par value            97,251,174     97,251,174
Distributions in excess of net investment
 income                                           (1,216,181)    (1,392,528)
Accumulated net realized gain on investments         935,593        311,988
Net unrealized depreciation on investments        (1,749,630)    (4,105,380)
Net unrealized appreciation on Credit Facility       272,000              -
                                               -------------  -------------
    Total net assets                           $  95,499,807  $  92,072,105
                                               -------------  -------------
    Total liabilities and net assets           $ 159,612,539  $ 121,075,260
                                               =============  =============
Net asset value per share                      $       13.94  $       13.44
                                               =============  =============

            PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (Unaudited)

                                       Three         Three      Nine Months
                                   Months Ended  Months Ended      Ended
                                     June 30,      June 30,      June 30,
                                       2012          2011          2012
                                   ------------  ------------  ------------
Investment income:
From non-controlled, non-affiliated
 investments:
  Interest                         $  3,120,180  $    898,719  $  8,387,545
  Other income                           80,522             -       223,915
                                   ------------  ------------  ------------
  Total Income                        3,200,702       898,719     8,611,460
                                   ------------  ------------  ------------
Expenses:
  Base management fee                   383,673        99,001     1,069,870
  Performance-base incentive fees      (117,536)       43,865        58,204
  Interest and expenses on the
   Credit Facility                      409,732             -     1,031,208
  Administrative services expenses      147,097        84,749       435,056
  Other general and administrative
   expenses                             254,743       218,675       974,330
                                   ------------  ------------  ------------
  Expenses before Credit Facility
   issuance and amendment costs       1,077,709       446,290     3,568,668
  Credit Facility issuance and
   amendment costs                      276,500     1,335,735       276,500
                                   ------------  ------------  ------------
  Total Expenses                      1,354,209     1,782,025     3,845,168
                                   ------------  ------------  ------------
  Net investment income (loss)        1,846,493      (883,306)    4,766,292
                                   ------------  ------------  ------------
Realized and unrealized gain (loss)
 on investments and Credit
 Facility:
Net realized gain on non-
 controlled, non-affiliated
 investments                            217,718       291,669       623,605
Net change in unrealized
 depreciation on:
  Non-controlled, non-affiliated
   investments                       (1,709,804)      (72,344)    2,355,750
  Credit Facility depreciation           33,000             -       272,000
                                   ------------  ------------  ------------
  Net change in unrealized
   (appreciation) depreciation on
   investments and Credit Facility   (1,676,804)      (72,344)    2,627,750
                                   ------------  ------------  ------------
Net realized and unrealized (loss)
 gain from investments and Credit
 Facility                            (1,459,086)      219,325     3,251,355
                                   ------------  ------------  ------------
Net increase (decrease) in net
 assets resulting from operations  $    387,407  $   (663,981) $  8,017,647
                                   ============  ============  ============
Net increase (decrease) in net
 assets resulting from operations
 per common share                  $       0.06  $      (0.10) $       1.17
                                   ============  ============  ============

Net investment income (loss) per
 common share                      $       0.27  $      (0.13) $       0.70
                                   ============  ============  ============

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

We may use words such as "anticipates," "believes," "expects," "intends," "seeks," "plans," "estimates" and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

CONTACT:
Aviv Efrat
PennantPark Floating Rate Capital Ltd.
Reception: (212) 905-1000
www.pennantpark.com